Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orthofix International N.V. (“Orthofix”) on Form 10-Q for the period ended September 30, 2011 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Brian McCollum, Chief Financial Officer and Senior Vice President of Finance of Orthofix, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.

Dated: October 31, 2011	/s/ Brian McCollum
	Name:	Brian McCollum
	Title:	Chief Financial Officer and Senior Vice President of Finance